CONVERTIBLE DEBENTURES (Narrative) (Details) - Debenture Units [Member]	Apr. 09, 2025 CAD ($) $ / shares shares
Disclosure of detailed information about borrowings [line items]
Number of debenture units issued | shares	2,000
Gross proceeds from issuance of debenture units | $	$ 2,000,000
Debenture units, conversion terms	(i) $1,000 principal amount of 5% secured convertible debentures of the Company (each, a "Convertible Debenture"); and (ii) 454 warrants (the "Warrants") to purchase common shares in the capital of the Company (the "Common Shares"). Each Convertible Debenture will mature on April 9, 2028, (the "Maturity Date") and bears interest at a rate of 5% per annum payable as a balloon payment on the Maturity Date.
Conversion price	$ 2.2
Conversion cap price	$ 4.4